EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Hicks Acquisition Company I, Inc. (the “Company”) for the quarter ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Joseph B. Armes, President, Chief Executive Officer and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 10, 2009

/s/ Joseph B. Armes
Name:	Joseph B. Armes
Title:	President, Chief Executive Officer and Chief Financial Officer